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                                                                  EXHIBIT 10.110

                                  CLASS B NOTE

REGISTERED                                                           $25,578,000
No. R-2


THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION ("BLUE SKY LAWS") OF THE UNITED STATES. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO REPRESENT TO THE INDENTURE TRUSTEE, THE ISSUER AND THE SERVICER THAT IT (i) IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") AND IS ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR
(ii) IS OTHERWISE ACQUIRING THIS NOTE IN A TRANSACTION EXEMPT FROM THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

NO RESALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) MAY BE MADE BY ANY PERSON UNLESS (i) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH RESALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBs) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND, IN ANY CASE, IN TRANSACTIONS UNDER AND IN COMPLIANCE WITH RULE 144A OR (ii) SUCH RESALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSFER EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE (A) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, AND (B) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUER, THE SERVICER OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE


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SECURITIES ACT OR APPLICABLE BLUE SKY LAWS. ANY ATTEMPTED TRANSFER IN
CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE NOTES FOR ALL PURPOSES. THE PROSPECTIVE TRANSFEROR AND PROSPECTIVE TRANSFEREE, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY THE ISSUER, THE INDENTURE TRUSTEE, THE TRUST DEPOSITOR, BLUEGREEN CORPORATION AND THEIR RESPECTIVE AFFILIATES AGAINST ANY LIABILITY SUCH PERSON MAY SUFFER AS A RESULT OF A TRANSFER OF A NOTE NOT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

THIS NOTE (AND ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF
(i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY UNLESS THE PURCHASE AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE. BY ACCEPTING AND HOLDING THIS NOTE (OR ANY INTEREST HEREIN), THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT A BENEFIT PLAN OR (B) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR SECTION 4975 OF THE CODE.

THIS NOTE HAS BEEN ISSUED PURSUANT TO THE TERMS OF THE INDENTURE (AS DEFINED BELOW). BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER AGREES TO COMPLY WITH THE TERMS OF THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS APPLICABLE TO HOLDERS. COPIES OF SUCH DOCUMENTS MAY BE OBTAINED FREE OF CHARGE UPON WRITTEN REQUEST OF THE ISSUER.


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                        BXG RECEIVABLES OWNER TRUST 2000

                                  CLASS B NOTE

         BXG Receivables Owner Trust 2000, a Delaware business trust (including any successor, the "ISSUER"), for value received, hereby promises to pay to U.S. Bank Trust National Association (as Paying Agent on behalf of Heller Financial, Inc. (the "Noteholder") and its successors and assigns), or registered assigns, the principal sum of TWENTY-FIVE MILLION FIVE HUNDRED SEVENTY-EIGHT THOUSAND DOLLARS or, if less, the aggregate unpaid Outstanding Amount of this Note partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class B Notes pursuant to SECTION 3.1 of the Indenture; PROVIDED, HOWEVER, that the entire unpaid principal amount of this Note shall be due and payable on the earliest to occur of the Facility Termination Date, the Class B Note Final Scheduled Maturity Date and the Redemption Date, if any, pursuant to SECTION
10.1 of the Indenture. The Issuer will pay interest on this Note at the floating rate, at the times and in the manner provided in the Indenture and the other Transaction Documents, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in SECTION 3.1 of the Indenture. Principal and interest on this Note shall be paid in the manner specified in the Indenture and the Sale and Servicing Agreement.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


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         IN WITNESS WHEREOF, the Issuer has caused this instrument to be manually or in facsimile, by its Authorized Officer.

Dated: October 16, 2000

                                           BXG RECEIVABLES OWNER TRUST
                                           2000



                                           By: Wilmington Trust Company, not in
                                           its individual capacity, but solely
                                           as Owner Trustee



                                           By: /s/ Jill K. Morrison
                                               ---------------------------------
                                               Name:  Jill K. Morrison
                                               Title: Financial Services



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                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the mentioned Indenture.

Dated: October 16, 2000


                                   U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee



                                    By: /s/ Tamara Schultz-Fugh
                                        ----------------------------------------
                                        Authorized Signatory


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                                [REVERSE OF NOTE]

         This Note is one of a duty authorized issue of Notes of the Issuer, designated as its Class B Notes (herein called the "CLASS B NOTES" or the "NOTES"), all issued under an Indenture dated as of September 1, 2000 (such Indenture, as supplemented or amended, is herein called the "INDENTURE"), between the Issuer and U.S. Bank Trust National Association, not in its individual capacity but solely as trustee (the "INDENTURE TRUSTEE", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes are and will be equally and ratably secured by the Collateral as security therefor as provided in the Indenture.

         As provided in the Indenture, the Notes may be redeemed pursuant to
SECTION 10.1 of the Indenture, in whole, but not in part, if the Trust Depositor exercises its option to purchase the Receivables and the other Collateral on any Payment Date if the Receivables Balance of all Receivables in the Asset Pool is then less than 10% of the Receivables Balance of the Receivables purchased under the Sale and Servicing Agreement when so purchased.

         Each Noteholder, by acceptance of a Note (or an interest therein), covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer, or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed.

         It is the intent of the Issuer and the Noteholders that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. Each Noteholder, by acceptance of a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder, by acceptance of a Note (or an interest therein), covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents and will comply with the terms of the Transaction Documents applicable to Noteholders.


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         This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. To the extent permitted by applicable law, each of the Issuer, the Indenture Trustee and the Noteholder waives any right to have a jury participate in resolving any dispute sounding in contract, tort or otherwise between the parties arising out of, connected with, related to, or incidental to the relationship between any of them in connection with this Note or the Indenture. Instead, any such dispute resolved in court will be resolved in a bench trial without a jury.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, each agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.